Exhibit 99.1

Vireo Growth Inc. Announces Fourth Quarter and Full Year 2024 Results

– Company achieves record revenue, gross profit margin and operating income in fiscal year 2024 –

– FY24 revenue of $99.4 million increased 15.4% year-over-year excluding discontinued operations –

– Fourth quarter 2024 revenue of $25.0 million increased 3.5% year-over-year and was flat sequentially –

– Company ended fiscal year 2024 with $91.6 million in cash after closing private placement in December –

– Merger Transactions, recent equity raise, and growth catalysts position Company for transformational 2025 –

MINNEAPOLIS – March 4, 2025 – Vireo Growth Inc. (“Vireo” or the “Company”) (CSE: VREO; OTCQX: VREOF), today reported financial results for its fourth quarter and fiscal year ended December 31, 2024. Key financial results are presented below in summary form with supporting commentary and discussion from management of certain key operating metrics which the Company uses to judge its performance. All currency figures referenced herein are denominated in U.S. dollars.

Summary of Key Financial Metrics

	Three Months Ended				Year Ended
	December 31,				December 31,
US $ in millions	2024	2023	Variance		2024	2023	Variance
GAAP Revenue	$25.0	$24.2	3.5%		$99.4	$88.1	12.8%
Revenue (excluding discontinued operations)	$25.0	$24.2	3.5%		$99.4	$86.1	15.4%
GAAP Gross Profit	$12.7	$12.1	4.9%		$50.8	$44.1	15.1%
Gross Profit Margin	50.6%	49.9%	70	bps	51.1%	50.0%	110	bps
SG&A Expenses	$6.8	$6.3	9.0%		$28.1	$28.2	(0.5)%
SG&A Expenses (% of Sales)	27.2%	25.9%	140	bps	28.2%	32.0%	(380)	bps
Operating Income (Loss)	$(0.8)	$5.4	(115.6)%		$13.6	$10.6	28.2%
Operating Income Margin	(3.4)%	22.3%	(2,560)	bps	13.6%	12.0%	160	bps
Adjusted EBITDA	$6.6	$6.1	7.9%		$25.1	$19.6	28.4%
Adjusted EBITDA Margin	26.4%	25.3%	110	bps	25.3%	22.2%	310	bps

Management Commentary

Chief Executive Officer John Mazarakis commented, “We are pleased to deliver record revenue, gross margin, and operating income in 2024, and to close the year with an annual revenue run rate of $100 million. Fourth quarter results were impacted by one-time transaction expenses of $4.2 million related to our pending merger transactions, but we remain pleased with continued strength in operating performance.”

Mr. Mazarakis continued, “We are building a portfolio of prolific brands and local operators, and positioned well to capitalize on what we believe is an attractive platform for growth. We believe our merger transactions, combined with growth investments in Vireo’s legacy markets, and the launch of adult-use sales in Minnesota position us for a transformational year in 2025.”

Balance Sheet and Liquidity

As of December 31, 2024, total current assets excluding New York assets held for sale were $133.8 million, including cash on hand of $91.6 million. Total current liabilities excluding New York assets held for sale were $46.1 million. As of March 1, 2025, the Company had a total of 413,859,367 shares outstanding on the treasury method basis.

Chief Financial Officer Tyson Macdonald commented, “We are pleased to close the year in a strong financial position and confident in our ability to drive strong returns for shareholders given the many high ROI opportunities we see across our portfolio. We believe our liquidity position will help support improved access to capital in the future, and we expect to remain both patient and opportunistic as we look to continue innovating and investing in growth opportunities in our pipeline.”

Merger Transactions

The Company’s pending merger transactions are expected to close sometime in calendar year 2025, pending shareholder and regulatory approvals. Management expects to provide updates on the closing process to investors as more information becomes available.

Other Events

On December 27, 2024, the Company’s wholly-owned subsidiary, Vireo Health of Minnesota, entered into a secured credit agreement which allows for the issuance of certain loans of up to an aggregate principal amount of $11.5 million, intended to assist with the financing of a new indoor cultivation facility. These loans bear an annual interest rate of 10.5 percent and mature on June 26, 2026. As of December 31, 2024, Vireo Health of Minnesota has drawn $5.5 million in aggregate principal on this credit facility.

On December 31, 2024, the Company’s wholly-owned subsidiary, Vireo Health of Minnesota, closed on a commercial loan with Stearns Bank for an aggregate principal amount of up to $15.0 million. The commercial loan has a term of 24 months and carries a fixed annual interest rate of 9.25 percent, payable monthly with interest-only payments through the initial 12 months, followed by monthly principal and interest payments based on a 240-month amortization schedule for the remaining term of the loan. As of December 31, 2024, no principal amount had been drawn on this loan facility.

On December 31, 2024, the Company announced that it closed its previously-announced private placement offering of Subordinate Voting Shares of the Company. Investors who participated in the offering subscribed for 129,536,874 Subordinate Voting Shares at a share price of US $0.625, a 16.8% premium to the closing share price on the OTCQX on December 27, 2024. The oversubscribed offering raised gross proceeds of approximately US $81 million. The Company stated that it intends to use the net proceeds from the offering for business development, including organic and acquisitive growth investments, as well as working capital and general corporate purposes.

Conference Call and Webcast Information

Vireo management will host a conference call with research analysts today, March 4, 2025, at 8:30 a.m. ET (7:30 a.m. CT) to discuss its financial results for its fourth quarter and fiscal year ended December 31, 2024. Interested parties may attend the conference call by dialing 1-800-715-9871 (Toll-Free) (US and Canada) or 1-646-307-1963 (Toll) (International) and referencing conference ID number 3718174.

A live audio webcast of this event will also be available in the Events & Presentations section of the Company’s Investor Relations website and via the following link:

https://events.q4inc.com/attendee/866936868.

About Vireo Growth Inc.

Vireo was founded as a pioneer in medical cannabis in 2014 and we are fueled by an entrepreneurial drive that sustains our ongoing commitment to serve and delight our key stakeholders, most notably our customers, our employees, our shareholders, our industry collaborators, and the communities in which we live and operate. We work every day to get better and our team prioritizes 1) empowering and supporting strong local market leaders and 2) strategic, prudent capital and human resource allocation. For more information, please visit www.vireogrowth.com.

Additional Information

Additional information relating to the Company’s fourth quarter and full year 2024 results will be available on EDGAR and SEDAR later today. Vireo refers to certain non-GAAP financial measures such as Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA in circumstances in which the Company believes that doing so provides additional perspective and insights when analyzing the core operating performance of the business. These measures do not have any standardized meaning and may not be comparable to similar measures presented by other issuers. Please see the Supplemental Information and Reconciliation of Non-GAAP Financial Measures at the end of this news release for more detailed information regarding non-GAAP financial measures.

Contact Information

Joe Duxbury

Chief Accounting Officer

investor@vireogrowth.com

(612) 314-8995

Forward-Looking Statement Disclosure

This press release contains “forward-looking information” within the meaning of applicable United States and Canadian securities legislation. To the extent any forward-looking information in this press release constitutes “financial outlooks” within the meaning of applicable United States or Canadian securities laws, this information is being provided as preliminary financial results; the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such financial outlooks. Forward-looking information contained in this press release may be identified by the use of words such as “should,” “believe,” “estimate,” “would,” “looking forward,” “may,” “continue,” “expect,” “expected,” “will,” “likely,” “subject to,” “transformation,” and “pending,” variations of such words and phrases, or any statements or clauses containing verbs in any future tense and includes statements regarding the Company’s expected performance in 2025; the Company’s pending merger transactions, including the expected timing of the closing of such mergers; future shareholder returns; the Company’s future access to liquidity; future growth opportunities for the Company; . These statements should not be read as guarantees of future performance or results. Forward-looking information includes both known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company or its subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements or information contained in this press release. Financial outlooks, as with forward-looking information generally, are, without limitation, based on the assumptions and subject to various risks as set out herein and in our Annual Report on Form 10-K filed with the Securities Exchange Commission. Our actual financial position and results of operations may differ materially from management’s current expectations and, as a result, our revenue, EBITDA, Adjusted EBITDA, and cash on hand may differ materially from the values provided in this press release. Forward-looking information is based upon a number of estimates and assumptions of management, believed but not certain to be reasonable, in light of management’s experience and perception of trends, current conditions, and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Although the Company believes that the expectations and assumptions on which such forward-looking information is based are reasonable, the reader should not place undue reliance on the forward-looking information because the Company can give no assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to: risks related to the Company’s pending mergers, including satisfaction of closing conditions and regulatory and shareholder approval; risks related to the timing and content of adult-use legislation in markets where the Company currently operates; current and future market conditions, including the market price of the subordinate voting shares of the Company; risks related to epidemics and pandemics; federal, state, local, and foreign government laws, rules, and regulations, including federal and state laws and regulations in the United States relating to cannabis operations in the United States and any changes to such laws or regulations; operational, regulatory and other risks; execution of business strategy; management of growth; difficulties inherent in forecasting future events; conflicts of interest; risks inherent in an agricultural business; risks inherent in a manufacturing business; liquidity and the ability of the Company to raise additional financing to continue as a going concern; the Company’s ability to meet the demand for flower in Minnesota; risk of failure in the lawsuit with Verano and the cost of that litigation; our ability to dispose of our assets held for sale at an acceptable price or at all; and risk factors set out in the Company’s Form 10-K for the year ended December 31, 2024, which is available on EDGAR with the U.S. Securities and Exchange Commission and filed with the Canadian securities regulators and available under the Company’s profile on SEDAR at www.sedar.com.

The statements in this press release are made as of the date of this release. Except as required by law, we undertake no obligation to update any forward-looking statements or forward-looking information to reflect events or circumstances after the date of such statements.

Supplemental Information

The financial information reported in this news release is based on audited financial statements for the fiscal quarter and year ended December 31, 2024, and December 31, 2023. All financial information contained in this news release is qualified in its entirety with reference to such financial statements. To the extent that the financial information contained in this news release is inconsistent with the information contained in the Company’s audited financial statements, the financial information contained in this news release shall be deemed to be modified or superseded by the Company’s audited financial statements. The making of a modifying or superseding statement shall not be deemed an admission for any purposes that the modified or superseded statement, when made, constituted a misrepresentation for purposes of applicable securities laws.

VIREO GROWTH INC.

CONSOLIDATED BALANCE SHEETS AS OF 12/31/2024 AND 12/31/2023

(Amounts Expressed in United States Dollars, Audited and Condensed)

	December 31,	December 31,
	2024	2023
Assets
Current assets:
Cash	$91,604,970	$15,964,665
Accounts receivable, net of credit losses of $259,011 and $254,961, respectively	4,590,351	3,086,640
Income tax receivable	12,027,472	12,278,119
Inventory	21,666,364	19,285,870
Prepayments and other current assets	1,650,977	1,336,234
Notes receivable, current	—	3,750,000
Warrants held	2,270,964	1,937,352
Assets Held for Sale	96,560,052	91,213,271
Total current assets	230,371,150	148,852,151
Property and equipment, net	32,311,762	23,291,183
Operating lease, right-of-use asset	7,859,434	2,018,163
Intangible assets, net	7,899,328	8,718,577
Deposits	421,244	383,645
Deferred tax assets	—	—
Total assets	$278,862,918	$183,263,719
Liabilities
Current liabilities
Accounts payable and accrued liabilities	$10,456,036	$7,674,389
Long-Term debt, current portion	900,000	60,220,535
Right of use liability	1,400,015	890,013
Uncertain tax liability	33,324,000	22,356,000
Liabilities held for sale	89,387,203	88,326,323
Total current liabilities	135,467,254	179,467,260
Right-of-use liability	16,494,439	10,543,934
Other long-term liabilities	37,278	155,917
Convertible debt, net	9,862,378	9,140,257
Long-Term debt, net	61,438,046	—
Total liabilities	$223,299,395	$199,307,368
Stockholders’ deficiency
Subordinate Voting Shares ($- par value, unlimited shares authorized; 337,512,681 shares issued and outstanding at December 31, 2024 and 110,007,030 at December 31, 2023)	—	—
Multiple Voting Shares ($- par value, unlimited shares authorized; 285,371 shares issued and outstanding at December 31, 2024 and 331,193 at December 31, 2023)	—	—
Additional paid in capital	286,999,084	187,384,403
Accumulated deficit	(231,435,561)	(203,428,052)
Total stockholders’ equity (deficiency)	$55,563,523	$(16,043,649)
Total liabilities and stockholders’ deficiency	$278,862,918	$183,263,719

VIREO GROWTH INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

THREE MONTHS AND YEAR ENDED DECEMBER 31, 2024 AND 2023

(Amounts Expressed in United States Dollars, Audited and Condensed)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2024	2023	2024	2023
Revenue	$25,023,316	$24,173,038	$99,384,221	$88,133,163
Cost of sales
Product costs	12,207,339	12,392,296	48,319,204	42,739,653
Inventory valuation adjustments	164,000	(274,527)	294,000	1,289,345
Gross profit	12,651,977	12,055,269	50,771,017	44,104,165
Operating expenses:
Selling, general and administrative expenses	6,812,432	6,252,404	28,063,050	28,217,980
Transaction related expenses	4,227,497	—	4,504,001	—
Stock-based compensation expenses	2,203,634	148,183	3,627,774	4,157,598
Depreciation	69,931	92,827	292,694	469,948
Amortization	180,033	180,033	720,134	678,861
Total operating expenses	13,493,527	6,673,447	37,207,653	33,524,387

Gain (loss) from operations	(841,550)	5,381,822	13,563,364	10,579,778

Other income (expense):
Interest expenses, net	(7,584,099)	(8,465,556)	(31,188,845)	(31,260,798)
Impairment of long-lived assets	—	(411,629)	—	(411,629)
Gain (loss) on disposal of assets	—	(1,679,171)	(218,327)	(4,477,738)
Other income (expenses)	(2,932,632)	1,579,826	949,299	7,746,298
Other income (expenses), net	(10,516,731)	(8,976,530)	(30,457,873)	(28,403,867)

Loss before income taxes	(11,358,281)	(3,594,708)	(16,894,509)	(17,824,089)

Current income tax expenses	(4,343,000)	1,321,871	(11,113,000)	(6,036,000)
Deferred income tax recoveries	—	(2,310,000)	—	(1,687,000)
Net loss and comprehensive loss	(15,701,281)	(4,582,837)	(28,007,509)	(25,547,089)
Net loss per share - basic and diluted	$(0.07)	$(0.03)	$(0.16)	$(0.19)
Weighted average shares used in computation of net loss per share - basic & diluted	232,645,863	143,126,330	180,391,815	135,235,919

VIREO GROWTH INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2024 AND 2023

(Amounts Expressed in United States Dollars, Audited and Condensed)

	December 31,
	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(28,007,509)	$(25,547,089)
Adjustments to reconcile net loss to net cash used in operating activities:
Inventory valuation adjustments	294,000	1,289,345
Depreciation	292,694	469,948
Depreciation capitalized into inventory	2,244,087	2,404,095
Non-cash operating lease expense	439,664	523,662
Amortization of intangible assets	720,134	678,861
Amortization of intangible assets capitalized into inventory	99,116	49,558
Stock-based payments	3,537,774	4,157,598
Warrants held	(333,612)	(1,937,352)
Interest Expense	4,794,018	7,070,026
Bad debt expense	237,873	—
Impairment of long-lived assets	—	411,629
Deferred income tax	—	1,687,000
Accretion	221,010	994,654
Loss on disposal of Red Barn Growers	—	2,909,757
Loss (gain) on disposal of assets	121,756	1,567,981
Change in operating assets and liabilities:
Accounts Receivable	(1,030,224)	1,449,432
Prepaid expenses	(164,564)	1,182,766
Inventory	(2,391,818)	(1,823,391)
Income taxes	250,646	(18,330,899)
Uncertain tax position liabilities	10,968,000	22,356,000
Accounts payable and accrued liabilities	2,403,710	(1,256,913)
Changes in operating lease liabilities	(277,851)	(1,151,011)
Change in assets and liabilities held for sale	(4,653,454)	(121,563)
Net cash provided by (used in) operating activities	$(10,234,550)	$(965,906)

CASH FLOWS FROM INVESTING ACTIVITIES
PP&E Additions	$(11,694,966)	$(4,963,107)
Proceeds from note receivable	3,600,000	—
Intangible license additions	—	(1,090,919)
Proceeds from sale of Red Barn Growers net of cash	—	689,186
Proceeds from sale of property, plant, and equipment	—	253,288
Deposits	(37,600)	1,636,455
Net cash provided by (used in) investing activities	$(8,132,566)	$(3,475,097)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from long-term debt, net of issuance costs	$4,668,730	$—
Proceeds from convertible debt, net of issuance costs	9,854,283	9,150,262
Proceeds from issuance of shares	80,828,687	—
Proceeds from warrant exercises	69,663	—
Proceeds from option exercises	16,500	—
Debt principal payments	(1,234,000)	(2,976,362)
Lease principal payments	(196,442)	(917,565)
Net cash provided by (used in) financing activities	$94,007,421	$5,256,335

Net change in cash	$75,640,305	$815,332

Cash, beginning of year	$15,964,665	$15,149,333

Cash, end of year	$91,604,970	$15,964,665

VIREO GROWTH INC.

STATE-BY-STATE REVENUE PERFORMANCE

THREE MONTHS ENDED DECEMBER 31, 2024 AND 2023

	Three Months Ended
	December 31,
	2024	2023	$ Change	% Change
Retail:
MN	$11,221,254	$11,182,332	$38,922	0%
NY	1,307,983	2,088,143	(780,160)	(37)%
MD	6,846,072	6,588,418	257,654	4%
Total Retail	$19,375,309	$19,858,893	$(483,584)	(2)%

Wholesale:
MD	4,014,754	2,847,372	1,167,382	41%
NY	1,499,647	1,441,473	58,174	4%
MN	133,606	25,300	108,306	428%
Total Wholesale	$5,648,007	$4,314,145	$1,333,862	31%

Total Revenue	$25,023,316	$24,173,038	$850,278	4%

VIREO GROWTH INC.

STATE-BY-STATE REVENUE PERFORMANCE

YEAR ENDED DECEMBER 31, 2024 AND 2023

	Year Ended
	December 31,
	2024	2023	$Change	% Change
Retail:
MN	$45,829,269	$45,171,621	$657,648	1%
NY	6,162,406	8,915,421	(2,753,015)	(31)%
NM	—	1,964,285	(1,964,285)	(100)%
MD	27,542,880	17,569,539	9,973,341	57%
Total Retail	$79,534,555	$73,620,866	$5,913,689	8%

Wholesale:
MD	14,608,921	9,400,733	5,208,188	55%
NY	4,953,809	5,046,537	(92,728)	(2)%
MN	286,936	25,300	261,636	1,034%
NM	—	39,727	(39,727)	(100)%
Total Wholesale	$19,849,666	$14,512,297	$5,337,369	37%

Total Revenue	$99,384,221	$88,133,163	$11,251,058	13%
NM Revenue	$—	$(2,004,012)	$2,004,012	(100)%
Total Revenue excluding NM	$99,384,221	$86,129,151	$13,255,070	15%

Reconciliation of Non-GAAP Financial Measures

Goodness Growth management occasionally elects to provide certain non-GAAP financial measures such as Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA. EBITDA and Adjusted EBITDA are a non-GAAP measure and does not have a standardized definition under GAAP. The following information provides reconciliations of the supplemental non-GAAP financial measures, presented herein to the most directly comparable financial measures calculated and presented in accordance with GAAP. The Company has provided the non-GAAP financial measures, which are not calculated or presented in accordance with GAAP, as supplemental information and in addition to the financial measures that are calculated and presented in accordance with GAAP. These supplemental non-GAAP financial measures should not be considered superior to, as a substitute for or as an alternative to, and should be considered in conjunction with, the GAAP financial measures presented.

Reconciliation of Net Loss to EBITDA and Adjusted EBITDA

	Three Months Ended		Year Ended
	December 31,		December 31,
	2024	2023	2024	2023
Net income (loss)	$(15,701,281)	$(4,582,837)	(28,007,509)	(25,547,089)
Interest expense, net	7,584,099	8,465,556	31,188,845	31,260,798
Income taxes	4,343,000	988,129	11,113,000	7,723,000
Depreciation & Amortization	249,964	272,860	1,012,828	1,148,809
Depreciation and amortization included in cost of goods sold	590,433	582,456	2,343,203	2,453,653
EBITDA (non-GAAP)	$(2,933,785)	$5,726,164	17,650,367	17,039,171
Inventory adjustment	$164,000	$(274,527)	294,000	1,289,345
Loss on impairment of long-lived assets	—	411,629	—	411,629
Stock-based compensation	2,203,634	148,183	3,627,774	4,157,598
Transaction related expenses	4,227,497	—	4,504,001	—
Other income	2,932,632	(1,579,826)	(1,149,034)	(7,792,608)
Loss on disposal of assets	—	1,679,171	218,327	4,477,738
Adjusted EBITDA (non-GAAP)	$6,593,978	$6,110,794	25,145,435	19,582,873